                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 3, 2001
           -----------------------------------------------------------
                        (Date of earliest event reported)



                                 Cephalon, Inc.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     0-19119          23-2484489
---------------------------------     -------------    ---------------
 (State or other jurisdiction          (Commission      (IRS Employer
of incorporation or organization)      File Number)        ID No.)


     145 Brandywine Parkway
     West Chester, Pennsylvania                    19380
----------------------------------------        -----------
(Address of principal executive offices)         (Zip Code)


                                 (610) 344-0200
                    -----------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                  --------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5. OTHER EVENTS.

On December 3, 2001, Cephalon, Inc. (the "Registrant") publicly announced an agreement under which the Registrant will acquire the French pharmaceutical company Group Lafon, including its commercial, R&D and manufacturing operations.

The Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1, and made a part of this Item 5.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None

     (b)  PRO FORMA FINANCIAL INFORMATION: None

     (c) EXHIBITS: Reference is made to the Exhibit Index annexed hereto and made a part hereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 CEPHALON, INC.



Date: December 3, 2001                           By: /s/ J. Kevin Buchi
                                                     ------------------------
                                                     J. Kevin Buchi
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT                                                         PAGE
-------                                                         ----
99.1                   Press Release